UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2007 (September 13, 2007)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Four Stamford Plaza

107 Elm Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 13, 2007, ISG issued a press release with respect to: (1) ISG’s filing of a revised preliminary proxy statement in connection with its proposed acquisition of TPI Advisory Services Americas, Inc., a Texas corporation (“TPI”); (2) ISG’s establishment of September 28, 2007 as the record date for the determination of stockholders of record; (3) TPI’s financial performance for the first six months of 2007; and (4) ISG’s announcement of a value creation plan to reduce costs and improve productivity at TPI.  The press release described above is attached hereto as Exhibit 99.1.

On September 13, 2007, following the issuance of the press release described above, ISG’s Chairman and Chief Executive Officer, Michael P. Connors, issued a letter to the current employees of TPI.  The letter is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                Exhibit.

99.1                          Press Release, dated September 13, 2007

99.2                          Letter to TPI Employees, dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2007	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 13, 2007

99.2	Letter to TPI Employees, dated September 13, 2007